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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): April 6, 2005



                                Team Health, Inc.
               (Exact Name of Registrant As Specified In Charter)

                Tennessee                                 333-80337                         62-1562558
(State or Other Jurisdiction of Incorporation)     (Commission File Number)     (IRS Employer Identification No.)



                                1900 Winston Road
                               Knoxville, TN 37919
          (Address of Principal Executive Offices, including Zip Code)



                                 (865) 693-1000
              (Registrant's telephone number, including area code)




                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry Into a Material Definitive Agreement.

         On April 6, 2005, Team Health, Inc. amended the Credit Agreement, dated as of March 23, 2004, by and among Team Health, Inc., Team Health Holdings, L.L.C., the Subsidiary Guarantors (as defined therein), the Lenders (as defined therein), and Bank of America, N.A (the "Credit Agreement," filed as Exhibit
10.21 to Form 10-Q dated March 31, 2004). The amendment provides for Team Health, Inc. to (i) refinance and replace in part all outstanding Tranche B Term Loans under the Credit Agreement with a new class of Tranche C Term Loans under the Credit Agreement up to an aggregate principal amount of $203,125,000, having substantially similar terms with, and having substantially similar rights and obligations, as the Tranche B Term Loans, and (ii) simultaneously prepay in full all remaining Tranche B Term Loans not so refinanced and replaced in connection with the transactions contemplated thereby. The refinancing and replacement of the Tranche B Term Loans with Tranche C Term Loans reduces the applicable interest rate and allows Team Health, Inc. to repurchase a portion of its outstanding senior subordinated notes under certain circumstances.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the amendment to the Credit Agreement contained in Item 1.01 of this report is hereby incorporated by reference into this Item 2.03.


Item 9.01.  Financial Statements and Exhibits.

         (c)      Exhibits furnished pursuant to Items 1.01 and 2.03.

Exhibit No.                     Description
-----------                     -----------
   10.30                        First Amendment to Credit Agreement
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Team Health, Inc.
                                          (Registrant)


                                          /s/ Robert J. Abramowski
                                          --------------------------------------
Date: April 6, 2005                       Robert J. Abramowski
                                          Executive Vice President of Finance
                                          and Administration